Fees Summary	Jul. 31, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 298,785,000
Previously Paid Amount	0
Total Fee Amount	44,100.67
Total Offset Amount	0
Net Fee	$ 44,100.67